SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                                  June 17, 1998
                                  -------------

                              Monarch Avalon, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)


                 Delaware               0-8512            52-1073628
              ---------------       --------------     ------------------
              (State or other       (Commission        (IRS Employer
              jurisdiction of       file number)       Identification No.)


            4517 Harford Road, Baltimore, Maryland           21214
            -------------------------------------------------------
            (Address of principal executive office)      (Zip Code)


         Registrant's telephone number, including area code, (410) 254-9200
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Item 5.  Other Events


Nasdaq SmallCap Stock Market Listing

The Company has been advised by the staff of The Nasdaq Stock Market that the Company's application to transfer the listing of the Company's common stock from the Nasdaq National Market to the Nasdaq SmallCap Market has been approved effective June 18, 1998. Accordingly, the Company expects trading in the Company's common stock to commence on the Nasdaq SmallCap Market as of the opening of trading on June 19, 1998. Concurrent with the commencement of trading of the Company's common stock on the Nasdaq SmallCap Market, the Company expects trading of the Company's common stock to terminate on the Nasdaq National Market.

                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MONARCH AVALON, INC.


Date:  June 17, 1998             By: /s/ A. Eric Dott
                                     -----------------------------------
                                     A. Eric Dott, Chairman of the Board